SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is dated for reference as of the 31st day of March, 2008.

AMONG:

BLACKSTONE LAKE MINERALS INC., a corporation duly formed under the laws of Nevada with its principal office at #205 – 1480 Gulf Road, Point Roberts, WA 98281

(hereinafter called the "Vendor")

OF THE FIRST PART

AND:

INVENTA HOLDING GmbH, a company duly formed under the laws of Germany, with its principal office at Friedrich-List-Allee 10, 41488 Wegberg-Wildenrath, Germany

(hereinafter called the "Purchaser")

OF THE SECOND PART

AND:

SKYFLYER TECHNOLOGY GmbH, a company with limited liability duly formed under the laws of Germany with its principal office at Friedrich-List-Allee 10, 41488 Wegberg-Wildenrath, Germany

(hereinafter called the "Company")

OF THE THIRD PART

WHEREAS:

A. The Purchaser has offered to purchase all of the issued and outstanding shares of the Company;

B. The Vendor has agreed to sell to the Purchaser all of the issued and outstanding shares of the Company held by the Vendor on the terms and conditions set forth herein;

C. In order to record the terms and conditions of the agreement among them the parties wish to enter into this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to the Vendor and to the Company, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1. INTERPRETATION

1.1 Where used herein, the following terms shall have the following meanings:

(a)	"Company Shares" means the one share of the capital stock of the Company owned by the Vendor, being all of the issued and outstanding shares of the Company.

(b)	"Vendor Shares" means the 33,000,000 shares of common stock of the Vendor owned by the Purchaser.

2. SHARE EXCHANGE

2.1 The Vendor hereby covenants and agrees to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from the Vendor, the Company Shares owned by the Vendor.

2.2 In consideration for the sale of the Company Shares by the Vendor to the Purchaser, the Purchaser shall surrender the Vendor Shares owned by the Purchaser to the Vendor for cancellation.

3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDOR AND THE COMPANY

     The Vendor and the Company jointly and severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

3.1 The Vendor has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

3.2 The Company has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the laws of Germany; it has the corporate power to own or lease its property and to carry on its business; and it is duly qualified as a company with limited liability to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

3.2 The Company Shares owned by the Vendor are owned by it as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

3.3 This Agreement has been duly authorized, validly executed and delivered by the Company and the Vendor.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser covenants with and represent and warrant to the Vendor and the Company as follows and acknowledge that the Vendor is relying upon such covenants, representations and warranties in entering into this Agreement:

4.1 The Purchaser has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the laws of Germany; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.2 The Vendor Shares owned by the Purchaser are owned by it as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges security interests, adverse claims, pledges, encumbrances and demands whatsoever.

4.3 This Agreement has been duly authorized, validly executed and delivered by the Purchaser.

5. CLOSING ARRANGEMENTS

5.1 Closing of the purchase and sale of the Company Shares shall take place on a date, at a time, and at a location mutually agreed upon by the parties hereto.

5.2 Upon closing:

(a)

the Vendor shall deliver to the Purchaser the Agreement and Deed of Transfer in the form attached as Schedule A hereto and such other documents as may be necessary to record the transfer of the Company to the Purchaser in the commercial registry in Moenchengladbach; and

(b)

the Purchaser shall deliver to the Vendor the Vendor Shares and together with all other instruments, certificates or documents as may be required by the Vendor’s transfer agent to record the cancellation of the Vendor Shares by the Vendor.

6. GENERAL PROVISIONS

6.1 Time shall be of the essence of this Agreement.

6.2 This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

6.3 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this Agreement without the consent of the Company which consent may be withheld for any reason whatsoever.

6.4 Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

6.5 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

6.6 This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

BLACKSTONE LAKE MINERALS INC.

/s/ Dr. Rudolf Mauer
By Its Authorized Signatory

INVENTA HOLDING GmbH

/s/ Dieter Wagels
By Its Authorized Signatory

SKYFLYER TECHNOLOGY GmbH

/s/ Dieter Wagels
By Its Authorized Signatory

SCHEDULE "A"

AGREEMENT AND DEED OF TRANSFER

AGREEMENT AND DEED OF TRANSFER

THIS AGREEMENT AND DEED OF TRANSFER is dated for reference as of the __ day of _______, 2008.

BETWEEN:

BLACKSTONE LAKE MINERALS INC. (FORMERLY KNOWN AS SKYFLYER INC. AND TRITON RESOURCES, INC.), a corporation duly formed under the laws of Nevada with its principal office at #205 – 1480 Gulf Road, Point Roberts, WA 98281.

(hereinafter called the "Transferor")

OF THE FIRST PART

AND:

INVENTA HOLDING GMBH, a company duly formed under the laws of Germany, with its principal office at Friedrich-List-Allee 10, 41488 Wegberg-Wildenrath, Germany

(hereinafter called the "Transferee")

OF THE SECOND PART

THIS DOCUMENT WITNESSES THAT for value received, the receipt and sufficiency of which is hereby acknowledged, the Transferor DOES HEREBY assign to the Transferee all of the Transferor’s shares, rights and interests in Skyflyer Technology GmbH, a limited liability company duly formed under the laws of the Federal Republic of Germany, registered in the commercial register of the Magistrate Court (Amtsgericht) Mönchengladbach under commercial registration No. HRB 11257, being a 100% ownership interest, free and clear of all liens, charges and encumbrances, and Transferee DOES HEREBY accept such assignment.

1.	The Transferor hereby represents to the Transferee that the Transferor has all necessary authority to execute this Agreement and Deed of Transfer.

2.	The Transferee hereby represents to the Transferor that the Transferee has all necessary authority to execute this Agreement and Deed of Transfer.

3.	The Transferee and the Transferor agree to enter into any other documents and take such further actions as shall be necessary to give effect to this Agreement and Deed of Transfer.

4.

Notwithstanding execution of this document and the transfer of the ownership of Skyflyer Technology GmbH, the representations of the Transferee and the Transferor made in the agreement among the Transferee, the Transferor and Skyflyer Technology GmbH dated for reference as of the ____ day of March, 2008, shall survive this transfer of interest and remain in force and effect.

5.	This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

INVENTA HOLDING GMBH		BLACKSTONE MINERALS INC.

Per:		Per:
Deiter Wagels, Managing Director